FPA Queens Road Small Cap Value Fund

PROSPECTUS

Investor Class QRSVX
Advisor Class QRSAX
Institutional Class QRSIX

The Fund is an open end, diversified fund having the primary investment objective of seeking long- term capital growth. The FPA Queens Road Small Cap Value Fund primarily invests in the equity securities of small capitalization U.S. companies. This Fund is not a bank deposit, not FDIC insured and may lose value.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

September 28, 2022, as amended March 17, 2023 and May 5, 2023

Distributor:

UMB DISTRIBUTION SERVICES, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

FUND SUMMARY FPA QUEENS ROAD SMALL CAP VALUE FUND

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Advisor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses(1)	0.34%	0.27%	0.17%
Total Annual Fund Operating Expenses	1.00%	0.93%	0.83%
Fee Waiver and Reimbursement(2)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.00%	0.93%	0.83%

(1)  Restated to reflect current estimated expenses for the remainder of the fiscal year.

(2)  The adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until February 1, 2024, so that the total annual operating expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) of the Fund do not exceed 1.04%, 0.99% and 0.89%, for Investor Class, Advisor Class, and Institutional Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. The expense limit agreement may be terminated only by the Fund's Board of Trustees (the "Board"), upon written notice to the adviser. Prior to November 1, 2020, the Fund had a unitized fee structure that limited annual operating expenses to 1.18%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain same. The one-year figure and three-year figure are each based on total annual operating expenses of the Fund after expense reimbursement. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$102	$318	$552	$1,225
Institutional Class	$85	$265	$460	$1,025
Advisor Class	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of small capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (for the purpose of this requirement, net assets include net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization. The Fund currently defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is no greater than the largest market capitalization of any company included in the Russell 2000 Index.

The Fund's sub-adviser, Bragg Financial Advisors, Inc., invests the Fund's assets by pursuing a value-oriented strategy. The sub-adviser's strategy begins with a screening process that seeks to identify small cap companies whose stocks sell at discounted price-to-earnings (P/E) and price-to- cash flow (P/CF) multiples. The sub-adviser favors companies that maintain strong balance sheets and have experienced management. Generally, the sub-adviser attempts to identify situations where stock prices are undervalued by the market. The sub-adviser generally sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

Equity Risk

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Stock Market Volatility

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Small Cap Securities

The prices of securities of small capitalization companies generally are more volatile, less liquid, and more likely to be adversely affected by poor economic or market conditions than securities of larger companies. Small companies may have limited product lines, markets or financial resources, and they may be dependent upon a limited management group.

Risks Associated with Value Investing

Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

Issuer-specific Changes

The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Management Risk

The Fund is subject to management risk as an actively managed investment portfolio. The sub-adviser's skill in choosing appropriate investments for the Fund will determine, in part, the Fund's ability to achieve its investment objective. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the sub-adviser's personnel will continue to be associated with the sub-adviser for any length of time. The loss of services of one or more key employees of the sub-adviser, including the Fund's portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, war, acts of terrorism, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, inflation, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Who May Want to Invest in the Fund?

The FPA Queens Road Small Cap Value Fund is designed for investors who:

•  seek an aggressive stock fund with the long-term goal of growth of capital

•  seek a fund to complement a portfolio of more conservative investments

•  are willing to accept significant changes (up or down) in the value of an investment

The Fund is NOT appropriate for investors who:

•  want to avoid high volatility or possible losses

•  want an investment that pursues market trends or focuses on particular sectors or industries

•  are pursuing a short term goal or investing emergency reserve money

•  are seeking regular income or preservation of capital

Performance

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1, 5 and 10 calendar year periods compare with those of a broad-based securities market index. The past performance information shown below is for Investor Class shares of the Fund. Although Investor Class shares would have similar annual returns to the Fund's other share classes (i.e. Advisor Class and Institutional Class shares) because all of the classes are invested in the same portfolio of securities, the returns for each class of shares will vary because of the different expenses paid by each class of shares, as described in the table labeled "Fees and Expenses of the Fund" above. The chart and table reflect the reinvestment of dividends and distributions. In addition, the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

To obtain updated monthly performance information, please visit the Fund's website at www.fpa.com/funds or call (800) 982-4372.

Performance Bar Chart—Investor Class
Calendar Years Ended December 31

Best Quarter:  Ended December 31, 2020  24.75%

Worst Quarter:   Ended March 31, 2020  -21.85%

The total return for Investor Class shares from January 1, 2022 to June 30, 2022 was -14.33%.

Performance Table
Average Annual Total Returns—Investor Class

FPA Queens Road Small Cap Value Fund	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21
Return Before Taxes	23.19%	10.90%	10.79%
Return After Taxes on Distributions	22.68%	9.95%	9.99%
Return After Taxes on Distributions and Sale of Fund Shares	14.06%	8.39%	8.68%
Benchmark: Russell 2000 Value Index	28.27%	9.07%	12.03%

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Investment Adviser

First Pacific Advisors, LP

Sub-Adviser

Bragg Financial Advisors, Inc.

Portfolio Manager

Steve Scruggs, CFA, Senior Portfolio Manager of the sub-adviser, has served the Fund as portfolio manager since June 2002.

Purchase and Sale of Fund Shares

The minimum initial investment in Investor Class, Advisor Class, and Institutional Class shares is $1,500, $1,500, and $100,000, respectively, for regular accounts. Each subsequent investment must be at least $100. However, as described herein, the Fund has established different initial investment and subsequent investment minimums for retirement accounts and accounts established with a pre-authorized investment plan. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories ("United States"). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor's resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Information Regarding Transactions Through Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund's objective is long-term capital growth. The Fund's investment objective is fundamental and may not be changed without shareholder approval. However, the Fund's investment policy to invest at least 80% of its net assets in equity securities of small cap companies is non-fundamental and may be changed by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of small capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (for the purpose of this requirement, net assets include net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is no greater than the largest market capitalization of any company included in the Russell 2000 Index.

The Fund's sub-adviser, Bragg Financial Advisors, Inc., invests the Fund's assets by pursuing a value-oriented strategy. The sub-adviser's strategy begins with a screening process that seeks to identify small cap companies whose stocks sell at discounted price-to-earnings (P/E) and price-to- cash flow (P/CF) multiples. The sub-adviser favors companies that maintain strong balance sheets and have experienced management. Generally, the sub-adviser attempts to identify situations where stock prices are undervalued by the market. The sub-adviser sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Non-Principal Investment Strategies

The Fund reserves the right to invest in other securities, as further detailed in the Fund's Statement of Additional Information.

Principal Investment Risks

The risk descriptions below provide a more detailed explanation of the Fund's common principal investment risks (except as noted) that correspond to the risks described in the Fund's Fund Summary section of this Prospectus.

Equity Risk

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Stock Market Volatility

While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Small Cap Securities

Investing in the securities of small capitalization companies involves special risks. Among other things, the prices of securities of these companies generally are more volatile than those of larger companies; the securities of small capitalization companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. In addition, it is anticipated that some of the Fund's portfolio securities may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller capitalization companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small capitalization companies have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

Risks Associated with Value Investing

Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Issuer-specific Changes

The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Management Risk

The Fund is subject to management risk as an actively managed investment portfolio. The sub-adviser's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the sub-adviser's personnel will continue to be associated with the sub-adviser for any length of time. The loss of services of one or more key employees of the sub-adviser, including the portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, national or international political events, war, acts of terrorism, market disruptions, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19 and subsequent variants. The global outbreak of COVID-19 which began in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, labor restrictions, lower consumer demand and general market uncertainty. The effects of COVID-19 and subsequent variants have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to the situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in, and may in the future result in, negative interest rates and higher inflation.

Large Investor Risk

Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its net asset value per share ("NAV"); impediments to trading; the inability of the Fund, the adviser, the sub-adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invest; counterparties with which the Fund engages in transactions;

governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or service providers to the Fund. Such entities have experienced cyber-attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in cash, high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information. For instructions on how to obtain an SAI, please refer to the back cover of this prospectus.

MANAGEMENT

Investment Adviser

First Pacific Advisors, LP ("FPA") is the Fund's investment adviser. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since November 1, 2020. As compensation for the management and advisory services furnished to the Fund, FPA will be paid an annual advisory fee of 0.75% of the Fund's daily net assets up to $50 million and 0.65% of the Fund's daily net assets in excess of $50 million. As of June 30, 2022, FPA manages assets of approximately $26 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company and one exchange-traded fund, and more than 40 institutional, sub-advised and private fund accounts. FPA is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. A summary of the Board's deliberations in approving the advisory agreement with FPA will be included in the Fund's semi- annual shareholder report for the period ending November 30, 2022.

Sub-Adviser

Bragg Financial Advisors, Inc. ("BFA"), a registered investment adviser located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, serves as the Fund's sub-adviser. BFA provides investment management and supervision to individuals and institutions. As of June 30, 2022, BFA manages approximately $2.7 billion on a discretionary basis. For its sub-advisory investment services, the Sub-adviser receives a sub-advisory fee from FPA, computed quarterly and paid monthly, at a rate of approximately 0.39% of the Fund's average daily net assets. A summary of the Board's deliberations in approving the sub-advisory agreement with BFA will be included in the Fund's semi-annual shareholder report for the period ending November 30, 2022.

Portfolio Manager

Steve Scruggs, CFA has been employed by BFA since January 2000. Mr. Scruggs is Senior Portfolio Manager of BFA. Mr. Scruggs holds a Bachelor's Degree from North Carolina State University and an MBA from Wake Forest University. He is a CFA charter holder and member of the CFA Institute.

The Fund's Statement of Additional Information contains additional information regarding Mr. Scruggs' compensation, other accounts managed by Mr. Scruggs, and Mr. Scruggs' ownership of securities in the Fund.

INVESTING WITH THE FUND

PURCHASE AND INVESTMENT MINIMUMS

The minimum initial investment in Investor Class, Advisor Class, and Institutional Class shares is $1,500, $1,500, and $100,000, respectively, for regular accounts. Each subsequent investment must be at least $100. However, as described herein, the Fund has established different initial investment and subsequent investment minimums for retirement accounts and accounts established with a pre-authorized investment plan. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

All orders are subject to acceptance, and we may reject purchases to protect other shareholders.

SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

The value of an instrument is either the market value, if quotes are readily available (defined below), or the fair value as determined in good faith by the Board, or its designee. The Board has designated the Adviser as valuation designee (the "Valuation Designee") to perform the fair value determinations relating to all Fund investments pursuant to the valuation procedures of the Fund and the Valuation Designee (the "Valuation Procedures"). Pursuant to Rule 2a-5 under the 1940 Act, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As a result, any security valued using inputs other than Level 1 inputs under U.S. GAAP (unless an SEC staff no-action position is available providing an exception from the readily available market quotation requirement) is deemed to be a fair value.

The Valuation Designee uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

The Valuation Designee will assess the availability of market quotations each day and may determine that a market quotation for a security is not available (such as when the market for a security is closed) or is unreliable (such as when transactions in a security are infrequent, the validity of quotations appears questionable, there is a thin market, or the size of the reported trades is not considered representative of a Fund's holdings). If such a determination is made, the Valuation Designee will fair value the security in accordance with the Valuation Procedures or override the security's price. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund's securities that trade principally in those international markets, those securities will be valued in accordance with the Valuation Procedures. Various inputs may be reviewed in order to determine a fair valuation of a security. These inputs include, but are not limited to: fundamental analytical data relating to the investment, including the Adviser's analysis of the fundamental position of the issuer; the most recent closing market prices, including "after hours" trading; the type of security or asset; financial statements of the issuer; the cost of the security or asset at the date of purchase; the size of the holding; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions, including interest rates; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; values of baskets of securities traded on other markets, exchanges or among dealers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of the Valuation Procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund's net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Valuation Designee may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB

Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Buy Fund Shares

Investors may purchase shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases. Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment in Investor Class, Advisor Class, and Institutional Class shares is $1,500, $1,500, and $100,000, respectively, and each subsequent investment must be at least $100. However, as described herein, the Fund has established different initial investment and subsequent investment minimums for retirement accounts and accounts established with a pre-authorized investment plan. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts. Subsequent investments can be made directly to UMB Fund Services, Inc.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity of you or your beneficial owners after your account is established, the Fund, the Fund's distributor and the Fund's transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about applicable procedures for selling Fund shares.

The amount of time for a redeeming shareholder to receive redemption proceeds will vary based on the method of payment elected (i.e., ACH, wire, check). Redemption proceeds by check will generally be mailed to you within three to seven business days after UMB Fund Services, Inc., receives a properly completed redemption request; and redemption proceeds by ACH or wire will generally be sent to you within one to three business days after UMB Fund Services, Inc., receives a properly completed redemption request (as described below under "Written Requests" and "Telephone Transactions"). Generally your redemption request cannot be processed on days the NYSE is closed. If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemption proceeds are normally paid in cash; however, subject to the limits described below in "In-Kind Transactions," the Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. For cash redemptions, under normal market conditions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, for temporary or emergency purposes, the Fund may borrow to meet redemption requests.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

The Fund's transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is made payable to someone other than the registered shareholder, being sent to somewhere other than the registered address or being sent to the address of record if that address of record has been changed within the past 30 days.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, business licenses, partnership agreements or trust documents may be required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Escheatment. If your account is deemed "abandoned" or "unclaimed" under state law, the Fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state's unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund's transfer agent, the Fund's distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws. Escheatment of an IRA account will be subject to 10% federal withholding tax and treated as a taxable distribution to you.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

How to Exchange Your Shares

You can add to an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA New Income, Inc., FPA Queens Road Value Fund, and FPA U.S. Core Equity Fund, Inc.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice to shareholders.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are effected at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of Fund shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange is subject to the same initial investment minimums required for each particular FPA Fund and, at a minimum, requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please visit https://www.fpa.com/funds or contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other funds and consider differences in objectives and policies before making any exchange.

Converting Shares

If an account no longer meets the eligibility requirements for investing in Institutional or Advisor Class shares, as set forth in the section titled "Investing with the Fund—Purchase and Investment Minimums," the Fund may, in its discretion, automatically convert the shares in the account to Advisor or Investor Class shares. The Fund will provide written notice before any such automatic share class conversion occurs. A conversion between share classes of the Fund is generally expected to be a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's NAV. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Stock certificates will not be issued.

In-Kind Transactions. Subject to procedures adopted by the Fund's Board and at the Fund's sole discretion, you may pay for shares of the Fund with securities instead of cash.

The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund's Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Pre-authorized Investment Plan. You may establish an account with a $2,500 minimum initial investment for the Institutional Class and $100 for the Advisor and Investor Classes, and the establishment of automatic monthly investments of at least $100 and the expressed intention to increase the investment to $100,000 for the Institutional Class and $1,500 for the Advisor or Investor Class within 18 months. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc.

will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan account and/or an IRA can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. Investments can be made directly to UMB Fund Services, Inc., and no minimum investment amount is imposed for investments in retirement plans. UMB Fund Services, Inc. currently charges an annual account maintenance fee of $15 on retirement accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. Please note that financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

You should consult your tax adviser about the implications of investing in Fund shares through a retirement account. Persons with earned income ineligible for deductible contributions generally may make non- deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will generally recognize any taxable gains or losses on the withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may be compensated.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Distributions and Taxes

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes any distributions at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at (800) 638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free, but may be taxable upon later distribution from such accounts.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain non-U.S. currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain non-U.S. corporations with respect to which the Fund satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder's income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 24% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"); withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

The amounts of the Fund's distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall performance for the period is negative.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares acquired after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Financial Highlights

Financial Highlights Information

The financial highlights tables are intended to help you understand the Fund's financial performance for the last five years and reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming the reinvestment of dividends and distributions). The information for the years ended May 31, 2018, May 31, 2019, and May 31, 2020 has been audited by the Fund's previous Independent Registered Public Accounting Firm, Cohen & Company, Ltd. The information for the year or period ended May 31, 2021 and May 31, 2022 has been audited by Ernst & Young, LLP, whose report dated July 28, 2022, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

Advisor Class	Year Ended May 31, 2022	Period Ended May 31, 2021(a)
Per share operating performance:
Net asset value at beginning of period	$35.52	$28.16
Income from investment operations:
Net investment income(b)	0.10	0.02
Net realized and unrealized gain (loss) on investment securities	(0.95)	7.44
Total from investment operations	$(0.85)	$7.46
Less distributions:
Dividends from net investment income	(0.12)	(0.09)
Distributions from net realized capital gains	(0.61)	(0.01)
Total distributions	$(0.73)	$(0.10)
Net asset value at end of period	$33.94	$35.52
Total investment return(c)	(2.46)%	26.58%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$39,219	$724
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.93%	0.90	%(d)
After reimbursement from Adviser	0.93%	0.90	%(d)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.28%	0.10	%(d)
After reimbursement from Adviser	0.28%	0.10	%(d)
Portfolio turnover rate	10%	15%

(a) The Advisor Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.

(b) Per share amount is based on average shares outstanding.

(c) Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d) Annualized.

Institutional Class	Year Ended May 31, 2022	Period Ended May 31, 2021(a)
Per share operating performance:
Net asset value at beginning of period	$35.52	$28.16
Income from investment operations:
Net investment income(b)	0.13	0.02
Net realized and unrealized gain (loss) on investment securities	(0.94)	7.44
Total from investment operations	$(0.81)	$7.46
Less distributions:
Dividends from net investment income	(0.11)	(0.09)
Distributions from net realized capital gains	(0.61)	(0.01)
Total distributions	$(0.72)	$(0.10)
Net asset value at end of period	$33.99	$35.52
Total investment return(c)	(2.34)%	26.59%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$376,221	$301,941
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.83%	0.91	%(d)
After reimbursement from Adviser	0.83%	0.89	%(d)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.38%	0.08	%(d)
After reimbursement from Adviser	0.38%	0.10	%(d)
Portfolio turnover rate	10%	15%

(a) The Institutional Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.

(b) Per share amount is based on average shares outstanding.

(c) Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d) Annualized.

	Year Ended May 31,
Investor Class	2022	2021		2020(a)	2019(a)	2018(a)
Per share operating performance:
Net asset value at beginning of year	$35.52	$23.22		$23.61	$27.32	$25.93
Income from investment operations:
Net investment income(b)	0.07	0.06		0.03	0.05	0.02
Net realized and unrealized gain (loss) on investment securities	(0.95)	12.34		0.55	(1.28)	1.94
Total from investment operations	$(0.88)	$12.40		$0.58	$(1.23)	$1.96
Less distributions:
Dividends from net investment income	—	(0.09)		(0.01)	(0.03)	—
Distributions from net realized capital gains	(0.61)	(0.01)		(0.96)	(2.45)	(0.57)
Total distributions	$(0.61)	$(0.10)		$(0.97)	$(2.48)	$(0.57)
Net asset value at end of year	$34.03	$35.52		$23.22	$23.61	$27.32
Total investment return(c)	(2.52)%	53.51%		1.89%	(4.26)%	7.55%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$82,461	$193,922		$127,037	$118,454	$133,630
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.00%	1.11%		1.18%	1.18%	1.22%
After reimbursement from Adviser	1.00%	1.09	%(d)	1.18%	1.18%	1.22%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.21%	0.22%		0.10%	0.20%	0.08%
After reimbursement from Adviser	0.21%	0.20%		0.10%	0.20%	0.08%
Portfolio turnover rate	10%	15%		24%	27%	6%

(a) Audits performed for the fiscal years indicated by the Fund's previous auditor, Cohen & Company, Ltd.

(b) Per share amount is based on average shares outstanding.

(c) Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d) Effective November 1, 2020, the Adviser has contractually agreed to limit the annual fund operating expenses to 1.04%. Prior to November 1, 2020, the Fund had a unitized fee structure that limited annual operating expenses to 1.18%.

For Shareholder Services Contact the Transfer Agent

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin
53201-2175 or
235 West Galena Street
Milwaukee, Wisconsin 53212
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to the Fund's Web Site https://www.fpa.com/funds

For Dealer Services call

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212
(310) 473-0225 or (800) 982-4372
except Alaska, Hawaii, Puerto Rico
and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser

First Pacific Advisors, LP
11601 Wilshire Boulevard
Suite 1200
Los Angeles, California 90025

Custodian and Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi- annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

Shareholder reports and other information about the Fund (including the SAI) are available without charge, upon request, by calling UMB Distribution Services, LLC and on the EDGAR database on the Securities and Exchange Commission's ("SEC") Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

For more information, to request a free copy of any of the documents above or to discuss any questions about the Fund you may contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to https://www.fpa.com/funds.

Investment Company Act File No. 811-21073